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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report November 2, 2006
                Date of earliest event reported November 2, 2006


                        Commission file no. 333-133184-12


                               Neiman Marcus, Inc.
             (Exact name of registrant as specified in its charter)


               Delaware                                   20-3509435
   (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                    Identification No.)


             1618 Main Street
               Dallas, Texas                               75201
 (Address of principal executive offices)                (Zip code)



       Registrant's telephone number, including area code: (214) 743-7600

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                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION


ITEM 7.01.     REGULATION FD DISCLOSURE

The following information is being furnished, not filed, pursuant to Items 2.02 and 7.01. Accordingly, this information will not be incorporated by reference into any registration statement filed by Neiman Marcus, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

On November 2, 2006, Neiman Marcus, Inc. issued a press release announcing its revenue results for the four weeks ended October 28, 2006. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

99.1           Press Release dated November 2, 2006.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NEIMAN MARCUS, INC.



Date: November 2, 2006                 By:  /s/ T. Dale Stapleton
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                                                T. Dale Stapleton Vice
                                                President and Controller
                                                (principal accounting
                                                officer of the registrant)